EXHIBIT 10.4

EXECUTION COPY

AMENDMENT AND WAIVER

This AMENDMENT AND WAIVER (this “Amendment”), dated as of May 30, 2008, is made by and between RxElite, Inc., a Delaware corporation (the “Company”), and Castlerigg Master Investments Ltd., a British Virgin Islands company (the “Holder” or “Castlerigg”). The Company and the Holder are, collectively, the “Parties.” Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in that certain Senior Secured Convertible Note, issued by the Company to the Holder on December 31, 2007 in the principal amount of $10,500,000, as may have been previously amended (the “Note”), pursuant to that certain Securities Purchase Agreement dated as of December 31, 2007 by and between the Company and the Holder (the “Securities Purchase Agreement”).

RECITALS

WHEREAS, Section 14(b) of the Note provides that the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than (i) the Indebtedness evidenced by the Note and the Other Notes and (ii) other Permitted Indebtedness;

WHEREAS, Section 14(c) of the Note provides that the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any Liens other than Permitted Liens and Permitted Vaporizer Liens;

WHEREAS, the Company desires to enter into a Loan and Security Agreement with NPIL Pharma Inc., a Delaware corporation (“NPIL”), in the form attached hereto as Exhibit A (the “Loan and Security Agreement”), pursuant to which NPIL shall lend the Company $5,000,000 (the “NPIL Loan”) in exchange for a promissory note and a junior lien in substantially all of the Company’s assets (the “NPIL Lien”);

WHEREAS, the NPIL Loan is not Permitted Indebtedness and the NPIL Lien is not a Permitted Lien; and

WHEREAS, at the request of the Company, the Holder has agreed to consent to the NPIL Loan and the granting of the NPIL Lien, and treat them as Permitted Indebtedness and a Permitted Lien, respectively, subject to the terms and conditions set forth in the subordination agreement, in the form attached hereto as Exhibit B (the “Subordination Agreement”), by and among NPIL, the Company and Castlerigg in its capacity as collateral agent for the Holder.

NOW, THEREFORE, in consideration of the promises and covenants made herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Amendment to the Note.

(a) Section (4) of the Note is hereby amended by (i) deleting the word “or” appearing at the end of clause (xviii) thereof, (ii) redesignating clause (xix) as new clause (xx) and (iii) adding new clause (xix) to read as follows:

“(xix) any default or event of default shall have occurred under the Loan and Security Agreement; or”

(b) The definition of “Permitted Indebtedness” set forth in Section (28)(dd) of the Note is hereby amended by (i) deleting the word “and” appearing therein immediately before clause (v) thereof and (ii) adding the following new clause (vi) to read as follows:

“and (vi) Indebtedness incurred under that certain Loan and Security Agreement, dated as of May 30, 2008 (the “Loan and Security Agreement”), by and between the Company and NPIL Pharma Inc., a Delaware corporation (the “Subordinated Lender”), to the extent that such Indebtedness and the Liens that secure such Indebtedness are subject to the terms of the Subordination Agreement, dated as of May 30, 2008 (the “Subordination Agreement”), by and among the Subordinated Lender, the Company and Castlerigg Master Investments Ltd., in its capacity as collateral agent for the Holder.”

(c) The definition of “Permitted Vaporizer Liens” set forth in Section (28)(ff) of the Note is hereby amended and restated in its entirety to read as follows:

“Permitted Vaporizer Liens” means Liens incurred by the Company pursuant to the Loan and Security Agreement (as in effect on the date hereof), securing Indebtedness permitted under clause (vi) of the definition of Permitted Indebtedness, to the extent that such Liens are subject to the terms of the Subordination Agreement.”

2. Waiver and Consent.

(a) Subject to Section 3 hereof, the Holder consents to, and waives any Event of Default that would otherwise arise under Section (4)(x) of the Note as a result of the Company’s failure to comply with Sections (14)(b) and (c) of the Note due to the Company entering into the Loan and Security Agreement and granting a Lien on and in the Company’s assets under the Loan and Security Agreement.

(b) The waiver in this Section 2 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Securities Purchase Agreement, the Note or any other Transaction Document (as defined in the Securities Purchase Agreement), which terms and conditions shall continue in full force and effect.

3. Miscellaneous Provisions.

(a) No Further Agreements/Waivers. The Company hereby (i) acknowledges, that except as set forth herein and as may have been previously amended, the Note shall remain unmodified and in full force and effect and is hereby ratified and confirmed in all respects except that on and after the date hereof all references in the Note to the “Notes”, the “Note”, the “Senior Secured Convertible Note”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Note shall mean the Note as amended by this Amendment, and (ii) confirms and agrees that to the extent that any Transaction Document purports to assign or pledge to Castlerigg, individually and in its capacity as collateral agent for the Buyers party to the Securities Purchase Agreement, or to grant to Castlerigg, individually and in its capacity as collateral agent for the Buyers party to the Securities Purchase Agreement, a security interest in or Lien on, any Collateral (as defined in the Security Agreement dated as of December 31, 2007 by and among the Company and the subsidiaries of the Company signatories thereto in favor of Castlerigg individually and as collateral agent for the Buyers party to the Securities Purchase Agreement (the “Security Agreement”)) as security for the Company’s obligations under the Securities Purchase Agreement, the Note and the Transaction Documents, as the case may be, of the Company or any Guarantor (as defined in the Security Agreement) from time to time existing in respect of the Note (as amended hereby) and the other Transaction Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment may only be modified or amended by a written agreement executed by Parties. Each Party hereby acknowledges and agrees that this Amendment constitutes a “Transaction Document” under the Note.

(b) Fees and Expenses. The Company shall pay or cause to be paid all legal fees and expenses of counsel for the Holder incurred in connection with the execution and delivery of this Amendment.

(c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument. Facsimiles or portable document files transmitted by e-mail containing original signatures shall be deemed for all purposes to be originally signed copies of the documents which are the subject of such facsimiles or files.

(d) Binding on Successors. This Amendment shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties.

(e) Entire Agreement. The Note, as may have been previously amended, and as reflective of the terms hereof, contains the entire understanding between the Parties and supersede any prior written or oral agreements between them respecting the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between the Parties relating to the subject matter hereof that are not fully expressed herein.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

RXELITE, INC.

By:  ___________________________________
Name: Jonathan Houssian
Title: President and Chief Executive Officer

CASTLERIGG MASTER INVESTMENTS LTD.

By: Sandell Asset Management Corp.

By:  ___________________________________
Name:
Title:

ACCEPTED BY:

RXELITE HOLDINGS INC. By:________________________________ Name: Title: